SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):  January 6, 1997
--------------------------------------------------------------------------------


                               CENTURA BANKS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


North Carolina                      1-10646                   56-1688522
--------------------------------------------------------------------------------
(State of Incorporation)(Commission File Number)(IRS Employer Identification No.)


134 North Church Street, Rocky Mount, North Carolina          27804
--------------------------------------------------------------------------------
(Address of principal executive office)                    (Zip code)


Registrant's telephone number, including area code:     (919) 977-4400
--------------------------------------------------------------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)









Exhibit Index on Page 4.

Item 5.  Other Events:
On January 6, 1997, Centura Banks, Inc. ("Centura") announced earnings for the year ended December 31, 1996. Centura's net income increased 12 percent to $72.4 million, excluding a one-time special assessment on deposits. Fully diluted earnings per share, without the assessment, rose to $2.77 per share compared to $2.46 the prior year. A press release is attached as Exhibit 99.







Item 7.  Financial statements and Exhibits.
The exhibit listed in the Exhibit Index is filed herewith as part of this Current Report on Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     CENTURA BANKS, INC.
                                                     Registrant


Date: January 6, 1997                       By:      /s/ Frank L. Pattillo
                                                     Frank L. Pattillo
                                                     Chief Financial Officer

                                  EXHIBIT INDEX
                                                                    Sequential
                                                                          Page
Exhibit                   Description of Exhibit                        Number
--------------------------------------------------------------------------------


99                Press release dated January 6, 1997                       5

For Immediate Release

January 6, 1997

For more information, contact:                 Ann K. Lawson
                                               Principal Accounting Officer
                                               (919)977-8285
                                               alawson@centura.com


CENTURA BANKS ANNOUNCES HIGHER EARNINGS FOR 1996

         ROCKY MOUNT, N.C. - Centura Banks Inc. (NYSE:CBC) announced today that net income for the year 1996 rose 12 percent to $72.4 million, excluding a one-time special assessment on deposits. Fully diluted earnings per share, without the assessment, rose to $2.77 per share compared to $2.46 the prior year. For the fourth quarter fully diluted earnings per share was 70 cents.
         The special charge on deposits, taken during the third quarter, was assessed by the federal government on financial institutions that have acquired thrift deposits in recent years in order to recapitalize the Savings Association Insurance Fund (SAIF). Including the assessment, Centura's net income rose 5 percent to $68 million, or $2.61 per fully diluted share.
         "This has been a year of tremendous growth and progress," said Centura President Cecil W. Sewell Jr., who becomes chairman and CEO in February when current Chairman Robert R. Mauldin retires. "It is especially rewarding to see earnings growth like this in light of our continued investments in new sources of revenue and technology."
         Sewell cited several factors for the positive performance, including continued growth in securities and insurance activities, new ventures into consumer finance and technology leasing, and successful introductions of supermarket banking, online banking and a new line of checking accounts.
         Noninterest income for 1996 increased 26 percent to $101 million, led by brokerage, insurance and deposit fees, income from mortgage activities and higher contributions from the trust division. Loan growth was strong during the first half of the year and ended at $4.1 billion, 5 percent higher than 1995. Deposits rose 7 percent to $4.7 billion, while the net interest margin remained stable.
         Excluding  the  special  assessment,  return on assets for the year was
1.22 percent, and return on equity was 15.92 percent. Including the assessment, return on assets was 1.14 percent, and return on equity was 15.02 percent. Asset quality remained in line with industry standards, even as the bank charged off several problem loans during the fourth quarter. Net charge-offs were .18 percent of total loans, and nonperforming loans were .47 percent of total loans.
         "In 1997, we expect these positive trends to accelerate as we make greater use of our extensive profitability data and sophisticated database marketing techniques combined with aggressive advertising and promotion, an expanding supermarket and ATM network and a more streamlined, focused sales organization," Sewell said. "In addition, we are implementing plans to improve processes and greatly enhance efficiency in critical areas of the company."
         Centura repurchased approximately 1.2 million shares of its own stock in 1996, primarily in connection with several acquisitions. During the year, Centura acquired First Commercial Holding Corp. in Asheville, N.C., First Community Bank in Gastonia, N.C., FirstSouth Bank in Burlington, N.C., CLG Leasing in Raleigh, N.C., and purchased a 49 percent interest in First Greensboro Home Equity in Greensboro, N.C.
         With assets of $6.3 billion, Centura provides a complete line of banking, investment, insurance and trust services to individuals and businesses throughout North Carolina. Centura provides financial services through: 166 financial stores, including 11 supermarkets; more than 255 ATMs, including every N.C. Wal-Mart and Sam's store; the Centura Highway telephone center; Quicken, QuickBooks and Microsoft Money software and America Online. More information about Centura is available on the World Wide Web at http://www.centura.com.
                                                                  ###


FINANCIAL HIGHLIGHTS
CENTURA BANKS, INC. AND SUBSIDIARY
                                                     3 Months       3 Months                         Year            Year
                                                       Ended           Ended                        Ended           Ended
                                                      Dec. 31         Dec. 31                      Dec. 31         Dec. 31
(In thousands, except share and per share data)         1996           1995       Change             1996            1995    Change
------------------------------------------------------------------------------------------------------------------------------------
EARNINGS
     Interest income                              $      123,095  $     113,539     8.4%      $     469,760  $      417,635    12.5%
     Interest expense                                     57,011         54,749     4.1             219,676         192,990    13.8
     -------------------------------------------------------------------------------------------------------------------------------
     Net interest income                                  66,084         58,790    12.4             250,084         224,645    11.3
     Provision for loan losses                             2,746          1,968    39.5               9,596           7,904    21.4
     Noninterest income                                   27,303         23,381    16.8             100,847          80,110    25.9
     Noninterest expense                                  61,860         54,806    12.9             233,981         195,777    19.5
     Income taxes                                         10,246          8,797    16.5              39,203          36,421     7.6
     -------------------------------------------------------------------------------------------------------------------------------
     Net income                                   $       18,535  $      16,600    11.7%      $      68,151  $       64,653     5.4%
     ===============================================================================================================================
     Net interest income, taxable equivalent      $       67,738  $      60,165    12.6%      $     256,109  $      229,827    11.4%
     ===============================================================================================================================

PER COMMON SHARE
     Net income-primary                           $         0.70  $        0.62    12.9%      $        2.61  $         2.46     6.1%
     Net income-fully diluted                               0.70  $        0.62    12.9                2.61            2.46     6.1
     Cash dividends paid                                    0.25           0.23     8.7                1.00            0.85    17.6
     Book value                                            18.51          17.19     7.7               18.51           17.19     7.7
     Closing market price                                 44.625         35.125    27.0              44.625          35.125    27.0

FINANCIAL RATIOS
     Return on average assets                               1.19           1.18%      1 bp             1.14%           1.25%  (11)bp
     Return on average shareholders' equity                15.61          14.61     100               15.02           15.22   (20)
     Equity to assets (average)                             7.62           8.05     (43)               7.62            8.21   (59)

AVERAGE BALANCES
     Assets                                       $    6,197,670  $   5,597,069    10.7%      $   5,956,290  $    5,177,851    15.0%
     Earning assets                                    5,703,321      5,140,771    10.9           5,484,974       4,753,846    15.4
     Loans                                             4,181,963      3,866,578     8.2           4,014,391       3,638,129    10.3
     Investment securities                             1,491,008      1,239,565    20.3           1,436,215       1,082,695    32.7
     Noninterest-bearing deposits                        690,111        614,168    12.4             647,245         571,606    13.2
     Core deposits                                     4,368,319      3,871,233    12.8           4,101,773       3,646,473    12.5
     Total deposits                                    4,723,099      4,346,241     8.7           4,505,449       4,035,623    11.6
     Interest-bearing liabilities                      4,944,155      4,443,208    11.3           4,765,846       4,098,579    16.3
     Shareholders' equity                                472,484        450,692     4.8             453,746         424,877     6.8

PERIOD END BALANCES
     Assets                                       $    6,293,972  $   5,784,548     8.8%       $  6,293,972  $    5,784,548     8.8%
     Earning assets                                    5,720,001      5,273,536     8.5           5,720,001       5,273,536     8.5
     Loans                                             4,109,454      3,898,436     5.4           4,109,454       3,898,436     5.4
     Investment securities                             1,577,880      1,328,625    18.8           1,577,880       1,328,625    18.8
     Noninterest-bearing deposits                        721,029        656,592     9.8             721,029         656,592     9.8
     Core deposits                                     4,386,616      3,948,325    11.1           4,386,616       3,948,325    11.1
     Total deposits                                    4,733,069      4,443,791     6.5           4,733,069       4,443,791     6.5
     Shareholders' equity                                475,235        443,311     7.2             475,235         443,311     7.2
------------------------------------------------------------------------------------------------------------------------------------
bp Change is measured as difference in basis points.


OTHER FINANCIAL DATA
CENTURA BANKS, INC. AND SUBSIDIARY
                                                         3 Months        3 Months                  Year           Year
                                                           Ended           Ended                  Ended          Ended
                                                          Dec. 31         Dec. 31                Dec. 31        Dec. 31
(In thousands, except share data)                        1996          1995          Change        1996           1995      Change
------------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING
      Average primary                                  26,304,896    26,641,134      (1.3)%   26,117,437     26,262,643      (0.6)%
      Average fully diluted                            26,308,483    26,668,066      (1.3)    26,139,034     26,324,791      (0.7)
      Outstanding                                      25,668,524    25,785,370      (0.5)    25,668,524     25,785,370      (0.5)

COMPOSITION RATIOS*
      Earning assets to assets                              92.02%        91.85%       17 bp       92.09%         91.81%       28 bp
      Loans to earning assets                               73.33         75.21      (188)         73.19          76.53      (334)
      Interest-bearing liabilities to earning assets        86.69         86.43        26          86.89          86.22        67
      Loans to total deposits                               88.54         88.96       (42)         89.10          90.15      (105)
      Noninterest-bearing deposits to total deposits        14.61         14.13        48          14.37          14.16        21


ALLOWANCE FOR LOAN LOSSES
      Beginning balance                               $    60,329   $    55,019       9.7%   $    55,070   $     48,164      14.3%
      Provision for loan losses                             2,746         1,968      39.5          9,596          7,904      21.4
      Allowance of acquired financial institutions           ----          ----      ----          1,240          3,460     (64.2)
      Charge-offs                                          (4,995)       (3,389)     47.4        (10,408)        (8,306)     25.3
      Recoveries                                              635         1,472     (56.9)         3,217          3,848     (16.4)
      ------------------------------------------------------------------------------------------------------------------------------
          Net charge-offs                                  (4,360)       (1,917)    127.4         (7,191)        (4,458)     61.3
      ------------------------------------------------------------------------------------------------------------------------------
      Ending balance                                  $    58,715   $    55,070       6.6%   $    58,715   $     55,070       6.6%
      ==============================================================================================================================

      Net charge-offs to average loans                       0.41%         0.20%       21 bp        0.18%          0.12%        6 bp
      ==============================================================================================================================


COMPOSITION OF RISK ASSETS
      Nonaccrual loans                                                                       $    18,713   $     18,321       2.1%
      Restructured loans                                                                             497            954     (47.9)
      ------------------------------------------------------------------------------------------------------------------------------
          Nonperforming loans                                                                     19,210         19,275      (0.3)
      ------------------------------------------------------------------------------------------------------------------------------
      Foreclosed property                                                                          3,663          2,872      27.5
      ------------------------------------------------------------------------------------------------------------------------------
      Nonperforming assets                                                                   $    22,873   $     22,147       3.3%
      ==============================================================================================================================


ASSET QUALITY RATIOS**
      Nonperforming assets to:
          Loans and foreclosed property                                                            0.56%           0.57%       (1)bp
          Total assets                                                                             0.36            0.38        (2)
      Nonperforming loans to total loans                                                           0.47            0.49        (2)
      Allowance for loan losses to total loans                                                     1.43            1.41         2
      Allowance for loan losses to nonperforming loans                                             3.06x           2.86x       19


------------------------------------------------------------------------------------------------------------------------------------
   bp Change is measured as difference in basis points.
    *Balance sheet amounts used in calculations are based on average balances.
   **Balance sheet amounts used in calculations are based on period end balances.


OTHER FINANCIAL DATA, continued
CENTURA BANKS, INC. AND SUBSIDIARY

                                            3 Months   3 Months                               Year         Year
                                              Ended      Ended          As a Percent of      Ended     Ended         As a Percent of
                                             Dec. 31    Dec. 31          Average Assets#   Dec. 31   Dec. 31          Average Assets
(Dollars in thousands)                         1996      1995    Change    1996     1995      1996      1995  Change   1996    1995
------------------------------------------------------------------------------------------------------------------------------------
NONINTEREST INCOME
Service charges on deposit accounts           $ 9,401  $  8,349   12.6%    0.60%   0.59%  $ 34,758  $ 29,686    17.1%  0.58%  0.57%
Credit card and related fees                    1,391     1,167   19.2     0.09    0.08      4,979     4,220    18.0   0.08   0.08
Insurance & brokerage commissions               2,948     2,080   41.7     0.19    0.15     11,097     7,013    58.2   0.19   0.14
Other service charges, commissions and fees     1,947       898  116.8     0.12    0.06      5,926     3,403    74.1   0.10   0.07
Fees for trust services                         1,900     1,527   24.4     0.12    0.11      6,841     6,108    12.0   0.11   0.12
Mortgage income                                 2,591     2,597   (0.2)    0.17    0.18     11,486     7,104    61.7   0.19   0.14
Negative goodwill amortization                    334       334    0.0     0.02    0.02      1,337     1,337     0.0   0.02   0.03
Operating lease fees                            3,226     3,495   (7.7)    0.21    0.25     12,745    11,779     8.2   0.21   0.23
Other noninterest income                        3,449     2,935   17.5     0.23    0.22      9,880    10,074    (1.9)  0.18   0.18
------------------------------------------------------------------------------------------------------------------------------------
Noninterest income, excluding securities
     transactions                              27,187    23,382   16.3     1.75    1.66     99,049    80,724    22.7   1.66   1.56
Securities gains (losses), net                    116        (1)   ---     0.01    0.00      1,798      (614) (392.8)  0.03  (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Total noninterest income                      $27,303  $ 23,381   16.8%    1.76%   1.66%  $100,847  $ 80,110    25.9%  1.69%  1.55%
====================================================================================================================================


NONINTEREST EXPENSE
Salaries and overtime                         $24,115  $ 21,126   14.2%    1.55%   1.50%  $ 88,411  $ 77,039    14.8%  1.48%  1.49%
Fringe benefits and other personnel costs       4,892     4,993   (2.0)    0.31    0.35     21,256    18,747    13.4   0.36   0.36
Occupancy                                       3,209     3,020    6.3     0.21    0.21     12,657    11,732     7.9   0.21   0.23
Equipment                                       5,437     4,059   34.0     0.35    0.29     19,556    14,478    35.1   0.33   0.28
Foreclosed real estate losses and related
     operating expense                            299       317   (5.7)    0.02    0.02        756       682    10.9   0.01   0.01
Marketing                                       2,730     1,613   69.3     0.18    0.11      7,549     6,195    21.9   0.13   0.12
Professional fees                               5,453     3,325   64.0     0.35    0.24     14,589     9,432    54.7   0.24   0.18
Other administrative                            4,649     2,345   98.3     0.30    0.17      8,544     7,930     7.7   0.14   0.15
FDIC insurance                                     (4)    1,200    ---     0.00    0.09     10,197     5,727    78.1   0.17   0.11
Deposit intangible and goodwill amortization    1,343     1,210   11.0     0.09    0.09      5,034     4,148    21.4   0.08   0.08
Office supplies, postage and telephone          4,243     3,724   13.9     0.27    0.26     16,188    13,452    20.3   0.27   0.26
Depreciation on leased equipment                1,357     2,373  (42.8)    0.09    0.17      7,944     7,192    10.5   0.13   0.14
Other operating                                 4,137     5,501  (24.8)    0.25    0.38     21,300    19,023    12.0   0.38   0.37
------------------------------------------------------------------------------------------------------------------------------------
Total noninterest expense                     $61,860  $ 54,806   12.9%    3.97%   3.88%  $233,981  $195,777    19.5%  3.93%  3.78%
====================================================================================================================================


OTHER PERFORMANCE RATIOS
Pretax operating profit margin +                32.02%    32.04%    (2)bp                    31.76%    34.28%   (252)bp
Efficiency ratio***                             65.09%    65.60%   (51)bp                    65.55%    63.17%    238 bp
Net interest income analysis-taxable equivalent:
     Selected average yields/rates:
          Loans                                  9.34%     9.56%   (22)bp                     9.45%     9.60%    (15)bp
          Taxable securities                     6.65      6.51     14                        6.48      6.43       5
          Tax-exempt securities                  8.99      8.39     60                        8.87      8.70      17
          Short-term investments                 5.43      6.36    (93)                       5.20      6.49    (129)
------------------------------------------------------------------------------------------------------------------------------------
          Interest-earning assets                8.63      8.82    (19)                       8.67      8.88     (21)
------------------------------------------------------------------------------------------------------------------------------------
          Total interest-bearing deposits        4.35      4.67    (32)                       4.38      4.44      (6)
          Borrowed funds                         5.25      5.71    (46)                       5.17      5.80     (63)
          Long-term debt                         6.47      6.43      4                        6.32      6.64     (32)
------------------------------------------------------------------------------------------------------------------------------------
          Total interest-bearing liabilities     4.59      4.89    (30)                       4.61      4.71     (10)
------------------------------------------------------------------------------------------------------------------------------------
          Interest rate spread                   4.04      3.93     11                        4.06      4.17     (11)
          Net interest margin                    4.66      4.60      6                        4.66      4.82     (16)


====================================================================================================================================
  bp Change is measured as difference in basis points.
 *** Noninterest expense divided by sum of taxable equivalent net interest income plus noninterest income.
   + Sum of income before taxes plus the taxable equivalent adjustment divided by the sum of taxable equivalent net interest income plus noninterest income.
   # Data presented is annualized.


QUARTERLY FINANCIAL TRENDS
CENTURA BANKS, INC. AND SUBSIDIARY


                                                1996                                                      1995
                                          ---------------------------------------------------------   -----------      4th Qtr 96
                                               Fourth         Third          Second         First         Fourth           vs.
(Dollars in thousands)                        Quarter        Quarter        Quarter       Quarter        Quarter       3rd Qtr 96
---------------------------------------------------------------------------------------------------   -----------   --------------
FINANCIAL SUMMARY *
     Assets                                  $ 6,197,670   $ 6,024,327   $  5,848,330  $  5,751,434  $  5,597,069         2.9%
     Earning assets                            5,703,321     5,544,087      5,384,075     5,305,364     5,140,771         2.9
     Loans                                     4,181,963     4,097,846      3,954,978     3,820,022     3,866,578         2.1
     Investment securities                     1,491,008     1,407,955      1,395,395     1,450,207     1,239,565         5.9
     Total deposits                            4,723,099     4,592,544      4,348,934     4,353,866     4,346,241         2.8
     Interest-bearing liabilities              4,944,155     4,813,779      4,692,359     4,610,606     4,443,208         2.7
     Stockholders' equity                        472,484       457,072        438,358       446,830       450,692         3.4
     Total market capitalization (period end)  1,145,458     1,002,912        925,033       938,709       905,711        14.2
     Net income                                   18,535        14,716         17,259        17,641        16,600        26.0


PROFITABILITY/PERFORMANCE SUMMARY *
     Pretax operating profit margin +              32.02%        26.96%         33.53%        34.77%        32.04%        506 bp
     Efficiency ratio ***                          65.09         70.38          63.71         62.80         65.60        (529)
     Net interest margin #                          4.66          4.61           4.58          4.51          4.60           5
     Return on average assets #                     1.19          0.97           1.19          1.23          1.18          22
     Return on average equity #                    15.61         12.81          15.84         15.88         14.61         280
     Equity to assets (average)                     7.62          7.59           7.50          7.77          8.05           3


PER SHARE SUMMARY
     Earnings per share - primary            $      0.70   $      0.57   $       0.67  $       0.62  $       0.62        22.8%
     Earnings per share - fully diluted             0.70          0.57           0.67          0.67          0.62        22.8
     Cash dividends paid                            0.25          0.25           0.25          0.25          0.23         0.0
     Book value per share                          18.51         18.04          17.27         17.43         17.19         2.6
     Closing market price                          44.625        38.625         36.750        36.750        35.125       15.5


KEY INTANGIBLE ASSETS **
     Goodwill                                $    64,411   $    66,348   $     50,599  $     51,584  $     52,590        (2.9)%
     Deposit base premium                          2,401         2,742          2,896         3,050         3,203       (12.4)
     Capitalized excess servicing                  7,162         7,110          6,905         6,543         6,367         0.7
     Capitalized mortgage servicing rights        13,884        12,602         10,209         9,579         8,021        10.2


ASSET QUALITY SUMMARY **
     Nonperforming assets                    $    22,873   $    20,398   $     22,466  $     21,104  $     22,147        12.1%
     Allowance for loan losses                    58,715        60,329         58,011        56,483        55,070        (2.7)
     Nonperforming assets to total assets           0.36%         0.33%          0.38%         0.36%         0.38%          3 bp
     Allowance for loan losses to loans             1.43          1.43           1.44          1.45          1.41          (0)
     Net charge-offs to average loans #             0.41          0.13           0.09          0.07          0.20          28


====================================================================================================================================
  bp Change is measured as difference in basis points.
    * Balance  sheet  amounts  are based on average  balances  unless  otherwise noted.  **  Balance  sheet  amounts  are based on period end  balances  unless otherwise noted.
***Noninterest  expense  divided by sum of noninterest  income plus net interest income,  taxable  equivalent  basis.  + Sum of income  before  taxes plus the taxable equivalent adjustment divided by the sum of taxable equivalent net interest income plus noninterest income.